THE ADVISORS’ INNER CIRCLE FUND (the “Trust”)

Westwood Flexible Income Fund (the “Fund”)

Supplement dated March 31, 2020

to the Fund’s A Class Shares Statutory Prospectus and C Class Shares Statutory Prospectus,
each dated March 31, 2020 (the “Prospectuses”), and
the Fund’s Statement of Additional Information, dated March 31, 2020 (the “SAI”).

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI, and should be read in conjunction with the Prospectuses and SAI.

The Board of Trustees of the Trust, at the recommendation of Westwood Management Corp., the investment adviser of the Fund, has approved a plan of liquidation providing for the liquidation of the Fund’s assets and the distribution of the net proceeds pro rata to the Fund’s shareholders. In connection therewith, the Fund is closed to new investments. The Fund is expected to cease operations and liquidate on or about April 27, 2020 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers. As a result, A Class Shares and C Class Shares of the Fund are not available for purchase.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WHG-SK-066-0100